Exhibit 10.1

Execution Version

ADDENDUM XXI

TO

SPRINT PCS MANAGEMENT AGREEMENT

Manager:	Shenandoah Personal Communications, LLC

Service Area:	Altoona, PA BTA #12

Beckley, WV BTA #35

Bluefield, WV BTA #48

Charleston, WV BTA #73

Charlottesville, VA BTA #75

Clarksburg—Elkins, WV #82

Cumberland, MD BTA #100

Danville, VA BTA #104

Fairmont, WV BTA #137

Fredericksburg, VA (portions of Spotsylvania Co., VA only) BTA #156

Hagerstown, MD-Chambersburg, PA-Martinsburg, WV BTA #179

Harrisburg, PA BTA #181

Harrisonburg, VA BTA #183

Huntington, WV--Ashland, KY BTA #197

Kingsport, TN – Johnson City, TN – Bristol, TN-VA (Lee Co., VA; Wise Co., VA; Norton City, VA; Dickenson Co., VA; Russell Co., VA only) BTA #229

Lancaster, PA BTA #240

Lexington, KY (Menifee Co., KY; Morgan Co., KY; Powell Co., KY; Wolfe Co., KY; Magoffin Co., KY; Estill Co., KY; Lee Co., KY; Breathitt Co., KY; Jackson Co., KY; Owsley Co., KY; Leslie Co., KY; Perry Co., KY; Knott Co., KY only) BTA #252

Logan, WV BTA #259

Lynchburg, VA BTA #266

Martinsville, VA BTA #284

Middlesboro – Harlan, KY (Harlan Co., KY; Letcher Co., KY only) BTA #295

Morgantown, WV BTA #306

Parkersburg, WV BTA #342

Portsmouth, OH BTA #359

Richmond, VA (Louisa Co., VA; portions of Goochland Co., VA; Cumberland Co., VA; Powhatan Co., VA; Amelia Co., VA; Prince Edward Co., VA; Nottoway Co., VA; Charlotte Co.; VA; Lunenburg Co., VA; portions of Brunswick Co., VA; and portions of Mecklenburg Co., VA only) BTA #374

Roanoke, VA BTA #376

Staunton--Waynesboro, VA BTA #430

Washington, DC (Jefferson Co., WV; Rappahannock Co., VA, and Culpeper Co., VA only) BTA#461

Williamson, WV-Pikeville, KY BTA #474

Winchester, VA BTA #479

York-Hanover, PA BTA #483

This Addendum XXI, dated as of February 1, 2018, contains certain additional and supplemental terms and provisions to that certain Sprint PCS Management Agreement and the Sprint PCS Services Agreement, each entered into as of November 5, 1999, by the same parties as this Addendum (or their predecessors in interest). The Management Agreement and the Services Agreement were previously amended by Addenda I-XX (as so amended, the “Management Agreement” and the “Services Agreement,” respectively). The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement and the Services Agreement. Except for express modifications made in this Addendum, the Management Agreement and the Services Agreement continue in full force and effect.

Horizon Personal Communications, LLC, an Ohio limited liability company (“Horizon”), became a party to the Management Agreement and the Services Agreement by entering into Addendum XX. Effective July 1st, 2017, Horizon was merged into SprintCom, Inc., a Kansas corporation and an existing party to the Management Agreement and the Services Agreement.

Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement or the Services Agreement. Section and Exhibit references are to Sections and Exhibits of the Management Agreement or the Services Agreement, as applicable, unless otherwise noted.

This Addendum is effective on the date written above (the “Effective Date”).

On the Effective Date, the parties agree as follows:

1.	Amounts Payable by Manager. The last paragraph of Section 1.1 of the Management Agreement is amended to read as follows:

Subject to the terms and conditions of this Agreement, including, without limitation, Sections 1.9, 9.5 and 12.1.2, Sprint PCS has the right to unfettered access to the Service Area Network to be constructed by Manager under this Agreement. Except with respect to the payment obligations under Sections 1.4, 1.9.2, 1.10, 3.1.7, 3.8, 4.4, 9.3, 10.2, 10.4, 10.5, 10.6, 10.8, 10.9, 12.1.2 and Article XIII of this Agreement, Sections 2.1.1(d), 2.1.2(b), 3.2, 3.3, 3.4, 5.1.2, 3.5 and Article VI of the Services Agreement and any payments arising as a result of any default of the parties’ obligations under this Agreement and the Services Agreement, any payments arising from the exercise of a purchase option by either party, the Fee Based on Billed Revenue described in Section 10.2.1 of this Agreement, the Prepaid Management Fee described in Section 10.2.7.3 of this Agreement, the LTE Fee described in Section 10.2.7.4 of this Agreement, the Command Center Fee described in Section 10.2.7.5 of this Agreement and the Net Service Fee, the Prepaid CPGA Fee, Prepaid CCPU Fees and LTE Data Core Services Fee described in the Services Agreement, the amounts payable by Manager under Sections 5, 15 and 24 of Addendum XVIII to the Management Agreement, the amounts payable under Sections 7, 8 and 11 of Addendum XX, and the amounts payable under Sections 6 and 7 of Addendum XXI will constitute the only payments between the parties under the Management Agreement, the Services Agreement and the Trademark License Agreements.

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2.	Service Area. On the Closing Date, as defined in that certain Expansion Agreement, of even date herewith among Sprint Spectrum L.P., SprintCom, Inc. and Manager (“Expansion Agreement”), the Service Area is hereby expanded to include the area described in the attached Exhibit A (the “Second Expansion Area”).

3.	Build Out Area. On the Closing Date, the current Build Out Plan Table, Build Out Plan Description and Build Out Plan Map attached as Schedule 2.1 to the Management Agreement are amended to include the Build Out Plan Table, Build Out Plan Description and Build Out Plan Map described in the attached Exhibit B. Manager will, at its sole cost and expense, update, configure and thereafter maintain and support the Second Expansion Area as part of the Service Area Network (including enabling and providing the use of 2.5 GHz spectrum technology and services) in accordance with (a) the attached Build Out Plan Table, Build Out Plan Description and Build Out Plan Map, (b) all Program Requirements adopted by Sprint PCS, and (c) all applicable federal and local laws and regulations (the “Second Expansion Update”). Manager will use its best efforts to complete the Second Expansion Update by 12/31/2020 or sooner if required due to license requirements (the “Second Target Completion Date”), it being understood that matters that are not within the reasonable control of Manager, including, without limitation, availability of equipment and determinations of governmental authorities with respect to zoning and land use, but excluding financial inability, may affect Manager’s ability to complete the build out of the Expansion Area by the Target Completion Date. If Manager fails to complete the build out of the Second Expansion Area by the Target Completion Date, it will continue to use best efforts to achieve completion as soon as practicable thereafter. Manager’s build out obligations in the Second Expansion Area are in addition to Manager’s build out obligations described in Addendum XVIII and Addendum XX.

4.	Spectrum. On the Closing Date, Sprint PCS will make available to Manager in the Second Expansion Area the wireless spectrum in the Second Expansion Area that is licensed to Sprint PCS or a Related Party of Sprint PCS, subject to any applicable regulatory approvals or licensee consent. The Exhibit D associated with Section 2.3(a) of the Management Agreement pursuant to Section 5 of Addendum XX is hereby deleted in its entirety and replaced with the attached Exhibit D.

5.	Waiver. The build out obligations set forth in Section 3 of this Addendum supersede any contrary provisions in the Management Agreement and, to the extent applicable, Manager hereby specifically waives any rights under Sections 2.5 and 9.3 of the Management Agreement to decline to implement changes to Program Requirements associated with the build out obligations described in Section 3 of this Addendum. It is understood and agreed that although the provisions of Section 2.5 and 9.3 of the Management Agreement are waived with respect to the build out obligations set forth in Section 3 of this Addendum, other changes to Program Requirements not relating to such build out obligations will be subject to Section 2.5 and 9.3 of the Management Agreement, to the extent applicable.

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6.	Management and Service Fees. As of the Closing Date, the fees and credits relating to existing and future Sprint PCS Customers in the Second Expansion Area will be settled in accordance with the Management Agreement (including specifically Section 10 of the Management Agreement) and Manager will pay Sprint Spectrum L.P. for services in accordance with the Services Agreement (including specifically Section 3 of the Services Agreement). Sprint PCS and Manager agree that any Fee Based on Billed Revenue and Prepaid Management Fee attributable to the Second Expansion Area will be included in the “Sprint Monthly Retainage Amount” (as defined in Section 2.1 of the Master Agreement), though Sprint PCS specifically reserves the right to exclude any Fee Based on Billed Revenue and Prepaid Management Fee attributable to any future expansions (if any) of the Service Area from the Sprint Monthly Retainage Amount.

7.	LTE Date Core Services Fee. Manager is required to pay a LTE Data Core Services Fee for existing Sprint PCS Subscribers with a Manager LTE Device in the Expansion Area on the Closing Date and for Sprint PCS Subscribers with a Manager LTE Device added in the Second Expansion Area after the Closing Date. Payment of the LTE Data Core Services Fee for the Sprint PCS Subscribers with a Manager LTE Device described in the preceding sentence will be made as part of the annual reconciliation of the LTE Data Core Services Fee.

8.	Miscellaneous Acknowledgements. The Monthly Inter-Service Area Payment for the initial three year period ending on December 31, 2018 is not changed by the addition of the Second Expansion Area to the Service Area.

9.	Competing Transaction. The fourth paragraph of Section 2.3(d)(ii) of the Management Agreement (which commences with a sentence providing “If Sprint PCS and Manager have not negotiated a mutually acceptable addendum within such 90 day period…”) is hereby deleted and replaced with the following:

If Sprint PCS and Manager have not negotiated a mutually acceptable addendum within such 90 day period, then for a period of 60 days thereafter, Sprint PCS has and may elect to exercise an option to purchase the Operating Assets on the same terms and conditions and utilizing the same process and schedule available to Sprint PCS under Section 11.6.1 of the Agreement upon an Event of Termination by providing written notice to Manager; provided that the amount paid to Manager for the Operating Assets shall be 90% of the Entire Business Value; unless the Competing Transaction occurs (A) within five years following the Effective Date of Addendum XX, with respect to the Expansion Area, or (B) within five years following the Effective Date of Addendum XXI, with respect to the Second Expansion Area, in which case Manager will create a pro forma income statement for the Expansion Area and/or the Second Expansion area, as applicable, for the calendar year in which the option to purchase the Operating Assets occurs based on actual revenue and expenses relating to the Expansion Area and/or the Second Expansion Area, respectively (or if the amount of actual revenue and expenses cannot be determined, estimated revenues and expenses based on Manager’s averages) to determine the pro forma EBITDA for the Expansion Area (the “Expansion Area EBITDA”) and/or the Second Expansion Area (the “Second Expansion Area EBITDA), as the case may be, for that calendar year. If 90% multiplied by the product of the Expansion Area EBITDA and/or the Second Expansion Area EBITDA, as the case may be, and the average of the multiples used by the three appraisers that value the Enterprise Business Value (such product, the “EBITDA Value”) is less than the net book value of the Operating Assets in the Expansion Area or the Second Expansion Area (determined in a manner consistent with that used by Manager in preparing its financial statements), as the case may be, then Manager will receive Manager’s net book value of the Operating Assets in the Expansion Area and/or the Second Expansion Area, plus 90% of the Entire Business Value excluding the Expansion Area and the Second Expansion Area. For avoidance of doubt, if 90% of the EBITDA Value is equal to or greater than the net book value of the Operating Assets in the Expansion Area and the Second Expansion Area, Manager will receive 90% of the Entire Business Value.

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General Provisions

10.	Manager and Sprint PCS’ Representations. Manager and Sprint PCS each represents and warrants that its respective execution, delivery and performance of its obligations described in this Addendum have been duly authorized by proper action of its governing body and do not and will not violate any material agreements to which it is a party. Each of Manager and Sprint PCS also represents and warrants that there are no legal or other claims, actions, counterclaims, proceedings or suits, at law or in arbitration or equity, pending or, to its knowledge, threatened against it, its Related Parties, officers or directors that question or may affect the validity of this Addendum, the execution and performance of the transactions contemplated by this Addendum or that party’s right or obligation to consummate the transactions contemplated by this Addendum.

11.	Reaffirmation of Sprint Agreements. Each of the undersigned reaffirms in their entirety, together with their respective rights and obligations thereunder, the Management Agreement, the Services Agreement, the Trademark and Service Mark License Agreements, and the Schedule of Definitions (as defined in the Management Agreement).

12.	Counterparts. This Addendum may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first above written.

SHENANDOAH PERSONAL COMMUNICATIONS, LLC

By:
Name:	Christopher E. French
Title:	President and CEO

SPRINT SPECTRUM L.P.

By:
Name:	Kevin Crull
Title:	Chief Strategy Officer

SPRINT COMMUNICATIONS COMPANY, L.P.

By:
Name:	Kevin Crull
Title:	Chief Strategy Officer

SPRINTCOM, INC.

By:
Name:	Kevin Crull
Title:	Chief Strategy Officer

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Exhibit A

Addendum XXI Second Expansion Area

Complete BTA	BTA	BTA Name	State	Counties

No	156	Fredericksburg, VA	VA	Spotsylvania (Brokenburg Rate Center Only)
No	229	Kingsport, TN-Johnson City, TN- Bristol, TN-VA	VA	Lee

				Wise
				Norton City
				Dickenson

				Russell

No	252	Lexington, KY	KY

				Menifee
				Morgan
				Powell
				Wolfe
				Magoffin
				Estill
				Lee
				Breathitt
				Jackson
				Owsley
				Leslie
				Perry
				Knott
Yes	240	Lancaster, PA	PA	Lancaster
Yes	259	Logan, WV	WV	Logan
Yes	295	Middlesboro – Harlan, KY	KY	Letcher
			KY	Harlan

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Complete BTA	BTA	BTA Name	State	Counties
No	374	Richmond – Petersburg, VA	VA	Louisa
				Goochland (Fife and Goochland Rate Centers Only)
				Cumberland
				Powhatan
				Amelia
				Prince Edward
				Nottoway
				Charlotte
				Lunenburg
				Brunswick (Kenbridge Rate Center Only)
				Mecklenburg (Chase City, Boydton, Eppes Fork and Clarksville Rate Centers Only)
No	461	Washington, DC**	VA	Rappahannock
			VA	Culpeper
Yes	474	Williamson, WV – Pikeville, KY	KY	Johnson
			KY	Martin
			KY	Floyd
			KY	Pike
			WV	Mingo

**Addendum XXI adds two Virginia counties in BTA 461 to the Service Area. Jefferson County, WV, which is also part of BTA 461, was part of the original Service Area.

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Exhibit B

Build-out Plan Table

Table 1: Integration of Expansion Area: Manager will maintain the coverage area of the 109 Sprint sites in the Second Expansion Area as identified in Exhibit A, which includes upgrading 39 existing Sprint sites. Manager will add 120 new coverage sites. Coverage shall be maintained as it exists and upgraded to support the 1900 MHz and 800 MHz spectrum ranges as detailed in the Build Out Plan Description, Table and Map.

Service Area					Integration Plan
Complete BTA	BTA	BTA Name	State	Partial BTA County	Sprint Sites to Maintain	Sprint Sites to Upgrade	New Shentel Sites to Build

No	156	Fredericksburg, VA	VA		1	0	2
No	229	Kingsport, TN-Johnson City, TN- Bristol, TN-VA	VA, TN		0	0	20
No	252	Lexington, KY	KY		0	0	0
Yes	240	Lancaster, PA	PA		26	27	25
Yes	259	Logan, WV	WV		0	1	7
Yes	295	Middlesboro – Harlan, KY	KY		0	0	0
No	374	Richmond – Petersburg, VA	VA		30	4	53
No	461	Washington, DC**	VA		11	3	10
Yes	474	Williamson, WV – Pikeville, KY	KY, WV		0	4	3
	75	Charlottesville, VA^	VA		1	0	0
	479	Winchester, VA^	VA		1	0	0
					70	39	120

**Addendum XXI adds two Virginia counties in BTA 461 to the Service Area. Jefferson County, WV, which is also part of BTA 461, was part of the original Service Area.

^ Existing Shentel BTAs that contain Sprint sites to be transitioned to Shentel

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Exhibit B

Build-Out Plan Description

Integration Description

Integration will include Manager providing coverage and service in the former Sprint network service area. Coverage is to be maintained as it exists and propagates on the 1900 MHz, 800 MHz and 2.5 GHz spectrum ranges as detailed in Exhibit B Build Plan Table. Coverage area is to be integrated, operated and maintained in each BTA as follows:

BTA 156-Fredericksburg: Maintain coverage and service of 1 existing Sprint site and add 2 new cell sites equipped with 1900MHz and 800MHz LTE.

BTA 229-Kingsport – Johnson City - Bristol: Add 20 new cell sites equipped with 1900MHz and 800MHz LTE.

BTA 240 – Lancaster: Maintain coverage and service of 26 existing Sprint sites; upgrade 21 Sprint sites to support 1900MHz and 800MHz LTE; upgrade 6 Sprint sites to support 1900MHz, 800MHz, and 2.5GHz LTE; add 19 new cell sites equipped with 1900MHz and 800MHz LTE; and add 6 new cell sites equipped with 1900MHz, 800MHz, and 2.5GHz LTE.

BTA 242 – Lexington: No existing or planned sites.

BTA 259-Logan: Upgrade 1 existing Sprint site to support 1900MHz and 800MHz LTE and add 7 new cell sites equipped with 1900MHz, 800MHz LTE.

BTA 295-Middlesboro-Harlan: No existing or planned sites.

BTA 374: Richmond – Petersburg: Maintain coverage and service of 31 existing Sprint sites; upgrade 2 Sprint sites to support 1900MHz and 800MHz LTE; upgrade 1 Sprint sites to support 1900MHz, 800MHz, and 2.5GHz LTE; add 52 new cell sites equipped with 1900MHz and 800MHz LTE; and add 1 new cell site equipped with 800MHz, 1900MHz, and 2.5GHz LTE.

BTA 461: Washington: Maintain coverage and service of 11 existing Sprint sites; upgrade 1 Sprint site to support 1900MHz and 800MHz LTE; upgrade 2 Sprint sites to support 1900MHz, 800MHz, and 2.5GHz LTE; add 9 new cell sites equipped with 1900MHz and 800MHz LTE; and add 1 new cell site equipped with 1900MHz, 800MHz, and 2.5GHz LTE.

BTA 474: Williamson – Pikeville: Upgrade 4 Sprint sites to support 1900MHz and 800MHz LTE and add 3 new cell sites equipped with 1900MHz and 800MHz LTE.

BTA 75: Charlottesville: Maintain coverage and service of 1 existing Sprint site.

BTA 479: Winchester: Maintain coverage and service of 1 existing Sprint site.

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Exhibit B

Build-out Plan Map

Build-out plan for BTA’s 156, 374, 461, 75, and 479:

Rappahannock
Culpeper
Spotsylvania
Louisa
Goochland
Cumberland
Powhatan
Amelia
Prince Edward
Nottoway
Charlotte
Lunenburg
Mecklenburg
Legend
Sprint existing - Maintain
Sprint existing - Upgrade
New Sites
Buckhannon
Petersburg
Strasburg
Front Royal
Bethesda
Silver Spring
Annapolis
Elkins
Woodstock
Chantilly
Arlington
Bowie
Washington
Manassas
Fairfax
Alexandria
Circleville
Franklin
Dale City
St Charles
Harrisonburg
Aquia
La Plata
Monterey
Bridgewater
Chancellor
Fredericksburg
Chaptico
Marlinton
Ruckersville
Staunton
George Washington National Forest
Warm Springs
Waynesboro
Montross
Stuarts Draft
Beaverdam
Tappahannock
Covington
Lexington
Lovingston
Ashland
Buena Vista
Tuckahoe
Richmond
Saluda
Buckingham
Amsterdam
Lynchburg
Bedford
Hopewell
Ware Neck
Salem
Roanoke
Rustburg
Petersburg
Williamsburg
Cave Spring
Altavista
Newport News
Rocky Mount
Dinwiddie
Hampton
Chatham
Sussex
Martinsville
Wolf Trap
Totaro
Emporia
Danville
Eden
Roanoke Rapids

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Build-out plan for BTA 240:

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Build-out plan for BTA’s 229, 252, 259, 295, and 474:

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Exhibit D

This table of call signs includes, in some instances, call signs that cover areas both inside and outside Manager Service Area. Manager’s right to use the spectrum and its exclusive rights is limited to the geography of the Service Area.

Operating Frequencies	Legacy Sprint Call Signs	Former NTELOS Call Signs	Addendum XX Expansion Area	Addendum XXI Second Expansion Area
1850-1910 MHz 1930-1990 MHz	KNLF200, KNLF219, KNLF241, KNLH475, KNLH479, KNLH489, KNLH508, KNLH537, KNLH562, KNLH567, KNLH592, KNLH605, WQUI695, WQUI696	WPTT276, WPTT278, POH982, WPOH986, KNLF386, WPOJ709, WPOJ711, WPOJ712, WQFJ484, KNLG241, KNLG675, KNLG677, KNLH719, KNLG679, KNLG680, KNLG682, NLF387	KNLH585, KNLH586, KNLH588, KNLH589, WPOJ713, WPOJ710, KNLG674	WQDU989, KNLH574, KNLH614, KNLH549, KNLH615, KNLH560
1910-1915 MHz 1990-1995 MHz	WQKS983, WQKS985, WQKS987, WQKS989, WQKS990, WQKS991, WQKS993, WQKT263, WQKT264, WQKV541	N/A	WQKT265, WQKT267	WQKS986
817-824 MHz 862-869 MHz	WPLM570, WPLM576, WPLM582, WPLM588, WPLM591, WPLM594, WPLM597, WPLM681, WPLM684, WPLM699, WPOI283, WPOI322, WPOI325, WPOI328, WPOI378, WPOI413, WPQS982, WPQT203, WPQT206, WPVQ580,
	WPVV599, WQHV921, WQHX606, WQHX885, WPLM571, WPLM577, WPLM583, WPLM589, WPLM592, WPLM595, WPLM598, WPLM682, WPLM685, WPLM700, WPOI284, WPOI323, WPOI326, WPOI329, WPOI379, WPOI414, WPQS983, WPQT204, WPQT235, WPVQ581, WPVV600	N/A	WPLM693, WPLM694, WPQT236, WPQT237	WPOI319, WPOI320, WPLM588, WQHX606, WQHX885
2496-2690 MHz	B012, B073, B181, B197, B240, B266, B461, KZC22, WFY738, WGW371, WHR477, WHR649, WHR650, WHR651, WHR683, WHR697, WHR727, WHR795, WHR807, WHR972, WHT629, WHT630, WLK242, WLW697, WLX401, WLX647, WLX728, WLX789, WMH597, WMH600, WMH661, WMI366, WMI413, WMY398, WMY489, WNC205, WNC206, WNC207, WNC585,
WNC586, WNC645, WNC649, WNC651, WNC654, WNC708, WNC929, WNC936, WNC983, WNC984, WND475, WND478,
	WND561, WND563, WND588, WND591, WND608, WND609, WND611, WNTH507, WNTH926, WNTI796, WNTJ765, WNTJ808, WQCP507, WQCQ267, WQLW478, WQLW488, WQLW505, WLX884, WLX888	B075, B376, B430, B479, WLW840, WMH388, WMI916, WMX327, WMX331, WMX366, WNTH817, WNTH887, WNTH948, WNTU756, WQCK987	B100, B342, B359, WNC975, WNC976	B232, B295, B346, WHG238, WHR527, WHR816, WHR817, WLX571, WLX647, WLX848, WLX906, WLX914, WNC486, WNC489, WNC491, WNC572, WNC638, WNC648, WNC686, WND303, WND304, WND305, WND307

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